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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): May 11, 1995



                             TERRA INDUSTRIES INC.
            (Exact name of registrant as specified in its charter)



            Maryland                      1-8520                52-1145429
  (State or other jurisdiction       (Commission File        (I.R.S. Employer
of incorporation or organization)        Number)            Identification No.)


              Terra Centre
            600 Fourth Street
             P.O. Box 6000
            Sioux City, Iowa                 51102-6000
(Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code: (712) 277-1340

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ITEM 5.  Other Events.
         ------------

   On May 11, 1995, Terra Industries Inc. issued the press release contained in
Exhibit 1 hereto, which is incorporated by reference herein.

                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TERRA INDUSTRIES INC.



                                       By: /s/ FRANCIS G. MEYER
                                           ------------------------------------
                                           Francis G. Meyer
                                           Vice President and Chief
                                            Financial Officer


Date:  May 11, 1995